UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                   Date of Report: October 23, 1995
                   (Date of earliest event reported)


                            LUXTEC CORPORATION
            (Exact name of registrant as specified in its charter)

                     Commission File Number:  0-14961

          Massachusetts                            04-2741310
 (State or Other Jurisdiction of                (I.R.S. Employer
  Incorporation or Organization)               Identification No.)

          326 Clark Street, Worcester, Massachusetts  01606-1214
          (Address of principal executive offices)    (Zip code)

                               (508) 856-9454
          (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets.

    	On October 23, 1995, Luxtec CD Acquisition Co., Inc., a Massachusetts corporation and the Registrant's wholly-owned subsidiary ("Acquirer"), acquired all of the assets and liabilities of CardioDyne, Inc., a Delaware corporation ("CardioDyne"), in exchange for 1,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Registrant and certain additional consideration pursuant to a statutory merger of CardioDyne and Acquirer (the "Merger"). In the Merger, CardioDyne was merged with and into Acquirer, with Acquirer as the surviving corporation which changed its name to CardioDyne, Inc. The Merger was consummated pursuant to an Agreement of Merger and Plan of Reorganization dated as of June 28, 1995, by and among the Registrant, CardioDyne, Acquirer and Paul Epstein and Patrick G. Phillipps as Representatives of the former CardioDyne stockholders (the "Merger Agreement"). The Merger Agreement is filed (through incorporation by reference) as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by this reference.

    	All additional information required by Item 2 and all material terms of the Merger are set forth in the Registrant's Proxy Statement/Private
Placement Memorandum ("Proxy Statement/PPM), filed via EDGAR with the Commission on September 21, 1995 (Accession Number 0000950135-95-001970).
Such Proxy Statement/PPM is filed (through incorporation by reference) as
Exhibit 20.1 to this Current Report on Form 8-K and incorporated herein by this reference.


Item 5.  Other Events.

    	At the Registrant's Annual Meeting of Stockholders held on
October 20, 1995, the Registrant's stockholders approved, inter alia, proposals to amend the Registrant's Articles of Organization, as amended (the "Charter"), to (i) increase the Registrant's authorized capital stock from 2,000,000 shares of Common Stock to 10,000,000 shares of Common Stock, and (ii) limit the personal liability of the Registrant's directors for breaches of their fiduciary duties in certain situations and to provide for indemnification of the Registrant's officers and directors in certain situations. Articles of Amendment to the Charter with respect to clauses
(i) and (ii) were filed with the Secretary of State of the Commonwealth of Massachusetts on October 20, 1995.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of businesses acquired.

    	The financial statements required by this section are set forth in the Registrant's Proxy Statement/PPM, filed via EDGAR with the Commission on September 21, 1995 (Accession Number 0000950135-95-001970). Such Proxy Statement/PPM is filed (through incorporation by reference) as Exhibit 20.1 to this Current Report on Form 8-K and incorporated herein by this reference.

(b) Pro forma financial information.

    	The pro forma financial information required by this section is set forth in the Registrant's Proxy Statement/PPM, filed via EDGAR with the Commission on September 21, 1995 (Accession Number 0000950135-95-001970). Such Proxy Statement/PPM is filed (through incorporation by reference) as
Exhibit 20.1 to this Current Report on Form 8-K and incorporated herein by this reference.

(c) Exhibits

    	The following exhibits are filed and/or incorporated by reference herewith:

    	2.1. Agreement of Merger and Plan of Reorganization dated as of June 28, 1995, by and among the Registrant, the Acquirer, CardioDyne and Paul Epstein and Patrick G. Phillipps as Representatives of the former CardioDyne stockholders, filed with the Commission on June 30, 1995 as Exhibit 2 to a Current Report on Form 8-K and incorporated herein by this reference.

    	20.1 Proxy Statement/Private Placement Memorandum of the Registrant dated as of September 21, 1995, filed via EDGAR with the Commission on September 21, 1995 (Accession Number 0000950135-95-001970), and
     incorporated herein by this reference.

    	23.1 Consent of Arthur Andersen LLP, independent public accountants of the Registrant.

    	99.1 Press Release of the Registrant, dated as of October 25, 1995, relating to the closing of the Merger.

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                                 SIGNATURES

     	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            LUXTEC CORPORATION
                               (Registrant)



    November 7, 1995                   James W. Hobbs
    _______________________            ______________________________
    Date                               James W. Hobbs
                                       President and Chief Executive Officer


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                              EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report with respect to Cardiodyne Inc., dated April 21, 1995, included in Luxtec Corporation's Proxy Statement filed on September 21, 1995, and to all references to our Firm included in this registration statement.


   November 6, 1995                      Arthur Andersen LLP
   -----------------                     --------------------
   Date                                  Arthur Andersen LLP
                                         Boston, Massachusetts



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                              EXHIBIT 99.1

                           LUXTEC CORPORATION
                            326 CLARK STREET
                           WORCESTER, MA 01606


For immediate release

Contact:   James W. Hobbs, President and CEO
           Sam Stein, CFO
           Pat Phillipps, VP Engineering
           Luxtec Corporation
           800.325.8966

           Lorraine Ruff
           Charlton Ruff Communications
           206.841.2660



                Luxtec completes its merger with CardioDyne, Inc.


     Worcester, MA, October 23, 1995--Luxtec Corporation [AMEX:LXU.EC] today announced that it has completed its merger with CardioDyne, Inc. In connection with the merger, one million shares of Luxtec common stock were issued to the shareholders of CaridDyne, thereby increasing from approximately 1.5 million shares to approximately 2.5 million shares the number of Luxtec shares outstanding.
     Under terms of the agreement, all CardioDyne shares were converted into the one million shares of Luxtec common stock. On Monday, Luxtec announced that it plans to write off the value of the transaction in the amount of approximately $5.5 million in its current fiscal year, which ends October 31, 1995.
    Joining the Luxtec executive staff are CardioDyne's founders, Paul Epstein and Pat Phillipps, who will join Luxtec's board of directors. Phillips will serve as Vice President of Engineering, and Epstein will serve as Vice President of Business Development.
     "We are delighted with the merger," said James W. Hobbs, president and CEO of Luxtec. "This merger is Luxtec's first major expansion in our plan to build the company's sales, earnings, and shareholder valuation from a combination of internal and external development. The transaction expands Luxtec's base of core competencies and allows us to broaden our product offerings with a proprietary technology that we believe has a high growth potential," he said, adding that the merger, in the near-term, adds two medical devices to Luxtec's existing domestic and international sales and extends our customer base to include potentially attractive new market segments."
     CardioDyne has developed proprietary electronic signal acquisition and processing technology, which separates "motion noise" from systolic and diastolic blood pressure signals, and has used this technology to develop two blood pressure monitoring products for use in exercise stress testing, emergency transport, obstetrics, and other applications where frequent, accurate blood pressure data is important, but where conventional monitors often are inaccurate or fail to function due to patient motion.
     Both devices have received approval by the U.S. Food and Drug Administration for marketing in ths U.S. under 501K. CardioDyne recently received a patent [U.S. Patent 5,392,781] for aspects of its blood pressure monitoring technology.
     The U.S. and European market for invasive and non-invasive BP monitors and supplies is estimated to exceed $300 million annually. Luxtec plans to introduce the blood pressure monitors next year.
     Luxtec is a leading manufacturer of specialty medical devices including fiber optic lighting, optical systems, and related products used by health care professionals in the hospital and clinic. ##
     Editor's note: Black and white photographs of Epstein and Phillipps are available upon request. Please call Lorraine Ruff, 206.841.2660.

     Notice: The securities issued in the merger were not registered under the Securites Act of 1933, as amended, and may not be sold or otherwise disposed of, in whole or in part, other than pursuant to registration under said Act or in conformity with the limitations of Rule 144 or other similar rule as then in effect, without first obtaining (i.) a written opinion of counsel satisfactory to Luxtec's counsel to the effect that the contemplated sale or other dispositon will not be in violation of said Act or (ii.) a "no-action" letter from the staff of the Securites and Exchange Commission to the effect that such staff will take no action in respect of the contemplated sale or other disposition.

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